Commitment and Contingencies	12 Months Ended
Dec. 31, 2024
Commitment and Contingencies
Commitment and Contingencies

21. Commitments and Contingencies

(a) Commitments

Property management fee obligation

The Group leases office space and branded aesthetic centers under non-cancelable operating lease agreements, which expire at various dates through February 2030. Future minimum payments under non-cancelable agreements for property management fees consist of the following as of December 31, 2024:

Year ending
December 31,
RMB
2025	14,868
2026	14,167
2027	12,956
2028	12,401
2029 and thereafter	3,715
Total	58,107

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of any unresolved matters, individually and in the aggregate, is reasonably possible to have a material adverse effect on the Group’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. The Group’s accrued expense for litigation liabilities was RMB2,157 and RMB256 as of December 31, 2023 and 2024, respectively, and the Group recognized RMB5,918, RMB1,084 and RMB59 litigation expense for the years ended December 31, 2022, 2023 and 2024, respectively. The litigations are mainly in connection with infringement of intellectual property right, including rights of reputation and image rights.